Exhibit 99.1

PRESS RELEASE
For Immediate Release

Contact: Carl C. Gregory, III
         President and Chief Executive Officer
         (858) 309-6960

         MCM CAPITAL GROUP SECURES NEW CREDIT FACILITY

     San Diego, CA-November 21, 2000-MCM Capital Group Inc. (OTC.BB-MCMC) announced today that a newly formed bankruptcy remote subsidiary has entered into a $75 million credit facility with an institutional lender for the purpose of acquiring charged off consumer debt that meets the lender's criteria. These funds are available immediately to purchase such debt and can be continuously drawn upon during the four-year term of this agreement. Importantly, repayment of these loans is dependant on the collections from the assets securing the loans and not from the proceeds of a subsequent securitization or other loan.

     Commenting on this development, Carl C. Gregory, III, President and CEO said, "This is another important milestone in MCM's progress. We plan to be an active purchaser during 2001 and fundings under this facility will enable us to buy those high quality pools of assets that our proprietary purchase techniques identify as being most suitable for our business."

NOTES TO PRESS RELEASE

     The statements in this press release that are not historical facts, including most importantly, those statements preceded by, or that include, the words "may," "believes," "projects," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). These statements may included, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to those matters. For all "forward-looking statements" the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and our subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could affect the Company's results and cause them to materially differ from those contained in the forward-looking statements include:

     -- the Company's ability to maintain existing, and secure additional, financing;

     -- the Company's ability to maintain sufficient liquidity to operate our business including our ability to meet the liquidity covenant of our securitization and warehouse transactions and to obtain new capital to enable the Company to reinstitute receivable purchases;

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     --   the  Company's   continued   servicing  of  the   receivables  in  our
          securitization transactions and warehouse facility;

     --   the Company's ability to recover sufficient amounts on or with respect
          to  receivables  to  fund   operations   (including  from  sellers  of
          non-conforming receivable portfolios);

     -- the Company's ability to hire and retain qualified personnel to recover its receivables efficiently.

     --   changes in, or failure to comply with, government regulations;

     -- the Company's ability to successfully integrate the assets acquired from West Capital Financial Services Corp.;

     -- the costs, uncertainties and other effects of legal and administrative proceedings; and

     -- risk factors and cautionary statements made in the Company's Annual Report on Form 10-K for the period ended December 31, 1999 and the Company's Quarterly Reports on Form 10-Q for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000.

     Forward-looking statements speak only as of the date the statement was made. They are inherently subject to risks and uncertainties, some of which the Company cannot predict or quantify. Future events and actual results could differ materially from the forward-looking statements. The Company will not undertake and specifically declines any obligation to publicly release the result of any revisions to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, whether as the result of new information, future events or for any other reason. In addition, it is the Company's policy generally not to make any specific projections as to future earnings, and the Company does not endorse any projections regarding future performance that may be made by third parties.

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